UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 2, 2003

Date of Report (Date of earliest event reported):

COMMERCIAL NET LEASE REALTY, INC.

(Exact Name of Registrant as specified in its Charter)

Maryland	0-12989	56-1431377

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
Incorporation or Organization)

450 South Orange Avenue
Suite 900
Orlando, Florida 32801

(Address of principal executive offices, including zip code)

(407) 650-1000

(Registrant’s telephone number, including area code)

Item 1. Changes in Control of Registrant.

Not Applicable.

Item 2. Acquisition or Disposition of Assets.

Not Applicable.

Item 3. Bankruptcy or Receivership.

Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5. Other Events

      Concurrently with the filing of this Current Report on Form 8-K, the Registrant filed a Prospectus Supplement to the Registration Statement on Form S-3, File No. 333-105635 (the “Registration Statement”), with respect to the offering by the Registrant of 3,250,000 shares of the Registrant’s Common Stock, par value $.01 per share. The Registration Statement was declared effective by the Securities and Exchange Commission on June 5, 2003.

Item 6. Resignation of Registrant’s Directors.

Not Applicable.

Item 7. Financial Statements and Exhibits.

(a)-(b) Not Applicable.

(c) Exhibits.

Exhibit No	Description

1	Form of Underwriting Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act of 1933, as amended (the “Securities Act”), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.).

4.1	First Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-64511)).

5	Opinion of Shaw Pittman LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith).

8	Opinion of Shaw Pittman LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(8) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith).

23.1	Consents of Shaw Pittman LLP, which are being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (contained in the opinions filed as Exhibits 5 and 8 hereto).

Item 8. Change in Fiscal Year.

Not Applicable.

Item 9. Regulation FD Disclosure.

Not Applicable.

Item 10. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not Applicable.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCIAL NET LEASE REALTY, INC.

Date: December 2, 2003	By:	/s/ Kevin B. Habicht
Kevin B. Habicht
Chief Financial Officer

EXHIBITS

Exhibit No	Description

1	Form of Underwriting Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act of 1933, as amended (the “Securities Act”), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.).

4.1	First Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-64511).

5	Opinion of Shaw Pittman LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith).

8	Opinion of Shaw Pittman LLP, which is being filed pursuant to Regulation S-K, Item 601(b)(8) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (Filed herewith).

23.1	Consents of Shaw Pittman LLP, which are being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement (contained in the opinions filed as Exhibits 5 and 8 hereto).